Fidelity BANK

Forward-looking Statements

This presentation contains forward-looking statements that describe our future plans, strategies and expectations. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could" or "may." All forward-looking statements are based on assumptions and involve risks and uncertainties, many of which are beyond our control and which may cause our actual results, performance or achievements to differ materially from the results, performance or achievements contemplated by the forward-looking statements. These risks and uncertainties include, among other things without limitation:

- *the effects of economic deterioration on current customers, specifically the effect of the economy on loan customers' ability to repay loans;*
- *the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;*
- *the impact of new laws and regulations, including the Tax Cuts and Jobs Act and Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and the regulations promulgated there under;*
- *impacts of the new capital and liquidity requirements of the Basel III standards and other regulatory pronouncements, regulations and rules;*
- *governmental monetary and fiscal policies, as well as legislative and regulatory changes;*
- *effects of short- and long-term federal budget and tax negotiations and their effect on economic and business conditions;*
- *the effect of changes in accounting policies and practices, as may be adopted by banking regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters;*
- *the risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks;*
- *the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the internet;*
- *technological changes;*
- *the interruption or breach in security of our information systems and other technological risks and attacks resulting in failures or disruptions in customer account management, general ledger processing and loan or deposit updates and potential impacts resulting therefrom including additional costs, reputational damage, regulatory penalties, and financial losses;*
- *acquisitions and integration of acquired businesses;*
- *the failure of assumptions underlying the establishment of reserves for loan and lease losses and estimations of values of collateral and various financial assets and liabilities;*
- *volatility in the securities markets;*
- *acts of war or terrorism;*
- *disruption of credit and equity markets;*
- *the risk that our analyses of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful; and*
- *other risks and uncertainties described in this presentation and the other reports that Fidelity D & D Bancorp, Inc. files with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and other current reports filed or furnished on Form 8-K.*

In light of these risks, uncertainties and assumptions, you should not place undue reliance on any forward-looking statements in this presentation, which reflect analyses only as of the date of this presentation. The Company has no obligation to update any forward-looking statements to reflect events or circumstances after the date of this presentation. For more information please visit our investor relations web site located through www.bankatfidelity.com.

Fidelity BANK

2017 Highlights

BEST BANK

FOR OUR BANKERS TO WORK, OUR CLIENTS TO BANK, OUR SHAREHOLDERS TO INVEST, AND FOR OUR COMMUNITY TO PROSPER

Bank Strong, Bank with Fidelity
116 years

Fidelity Bank in Dunmore, Pa 1903



BANK



Fidelity BANK

Fidelity is proud to be a locally owned and operated community bank serving the individuals, families and businesses of our area for over 116 years. We're continuing our mission of serving our area as a trusted financial advisor.

The BEST team

180 FIDELITY BANKERS PASSIONATE ABOUT DELIVERING A WOW CLIENT EXPERIENCE EVERY TIME. EVERY DAY.

Strategic Acquisitions

Integrated the purchase of Wayne Bank's West Scranton Office into Fidelity Bank's West Scranton Office



Fidelity BANK

Business Wire
A Berkshire Hathaway Company

<u>Acquired Gratz Bank's Trust Department</u>

The Gratz Bank to Transfer Trust Accounts and Business to Fidelity Deposit and Discount Bank

December 20, 2016 04:32 PM Eastern Standard Time

Market Share - Deposits

- Ranked 3rd out of 18 Banks in Lackawanna County.


LACKAWANNA CO.
PECKVILLE
DUNMORE
CLARKS SUMMIT
SCRANTON
MOOSIC
LUZERNE CO.
PITTSTON
KINGSTON

10 Community Bank Offices






Fidelity BANK





Stock Upgraded - October 6, 2017


A FINANCIAL PARTNER YOU CAN ALWAYS BANK ON.
Fidelity BANK
NASDAQ LISTED: FDBC
Nasdaq

Fidelity D & D Bancorp Upgraded and Listed on the Nasdaq Global Market Stock Exchange


+0.85%
-0.52%
+1.23%
Fidelity BANK
Nasdaq
FDBC
NasdaqListed

- Increased Dividend 4 out of the last 5 Years
- Bonus Dividend Declared for the 5th Consecutive Year



Dividends Per Share
(Dollars)
.90
.85
.80
.75
.70
.65
$0.88
'13
'14
'15
'16
'17

Digital Banking

Fidelity Bank Website 2008


Fidelity BANK
Sign On | Apply Now | Join Our Team | Investor Relations | About Us | Contact Us | Pay Bills
Personal Banking
Business
Trust & Investments
Rates
Educational
Personal Banking
Checking
Savings
CD
Loans
Online Banking
Electronic Services
Additional Services
Apply Online!
Access Your Account
Log In
Business
Deposits
Lending
Fidelity at Work
Online Banking
Electronic Services
Additional Services
Investments
Current Rates
Advantage Money Market
Optimum Choice Savings
CD Rates
Money Market Accounts
Learn More
Small Business Checking
Learn More

Fidelity Bank Website 2010


Fidelity BANK
I Can Help...
You Can Get There From Here... With Fidelity!
Unsecured Personal Loan
9.99% APR*
ASSISTANCE FOR FLOOD VICTIMS
CLOSED FOR HOLIDAY
FDIC INSURANCE

Current Fidelity Bank Website


Fidelity BANK
Choose a Checking Account made for you!
Is your business ready to accept Credit Card payments?

Fidelity Bank Website 2018

The evolution to a responsive design that adapts to all devices in today's marketplace.

2017 Fidelity Bank Accolades:


#1 MORTGAGE LENDER
IN NORTHEASTERN PENNSYLVANIA
7 YEARS IN A ROW.*


Readers'
2017
CHOICE
The Times-Tribune
Best Bank


OUR INSTITUTION IS RATED 5-STARS BY BAUER
www.bauerfinancial.com

- For 7 consecutive years Fidelity Bank has led the way as the number one mortgage lender in Northeastern Pennsylvania.
- Voted " 2017 Best Bank" by the Times Tribune readers
- Five Star Bauer rating, for the 15th consecutive quarter.
- ABA's Top 200 Community Bank.

Volunteer Hours to our community


2017 Bankwide total volunteer hours:
1,369
2017 Total Bankers participating:
104
2017 Total of these that are after hours (unpaid):
572
2017 Bankers participating after hours:
45
Fidelity BANK

Tax Cuts and Jobs Act of 2017

- Only locally headquartered company to share the tax benefit with their employees in the form of a bonus.
    - $1,000 for Full-Time Bankers
    - $500 for Part-Time Bankers

- Created Fidelity D & D Charitable Foundation
    - Seed Funded with $500,000

Financial Performance

Key Financial Data

	2017	2016	% change
Net Income ($000)	$8,716	$7,963	13%
EPS (diluted)	$2.33	$2.09	12%
ROAA	1.03%	1.02%	
ROAE	10.34%	9.64%	
FDBC Price*	$43.01	$24.37	76%
Book Value	$23.40	$21.91	7%
Price/Earnings	17.57x	11.50x	
Price/Book Value	1.81x	1.11x	
Dividend Per Share	$0.88	$0.83	6%
Market Capitalization	$155 Million	$89 Million	75%

* - 10 Trading day average closing price prior to period end.

Assets
(Dollars in millions)


875
860
800
775
750
725
700
675
650
625
610
570
$864
'13
'14
'15
'16
'17

Compound Annual Growth Rate = 8.47%

Total Loans & Leases, Net
(Dollars in millions)



640
625
610
590
560
530
500
470
455
440
425
410
$631
'13
'14
'15
'16
'17

Compound Annual Growth Rate = 7.63%

Loan Diversity (Portfolio)



12/31/17
Residential Construction 1.55%
C&I 17.79%
CRE Non-owner Occupied 14.54%
CRE Owner Occupied 17.13%
Construction 0.97%
Home Equity Installment 4.28%
HELOC 8.34%
Auto Loans& Leases 13.08%
Consumer Other 0.88%
Residential RE 21.44%

NPAs as a Percentage of Loans and OREO


2.50%
2.30%
2.10%
1.90%
1.70%
1.50%
1.30%
1.10%
0.90%
0.70%
0.50%
1.86%
1.54%
2.30%
1.75%
0.98%
2013
2014
2015
2016
2017

Allowance as a % of Non-Performing Loans



3
2.5
2
1.5
1
0.5
0
2013
2014
2015
2016
2017
1.53 x
1.74 x
1.02 x
1.27 x
2.67 x

Deposits
(Dollars in millions)


775
750
720
700
670
630
590
550
535
520
505
490
$730
'13
'14
'15
'16
'17

Compound Annual Growth Rate = 8.35%

Deposit Composition

12/31/17



CD
$107,066
14.66%
Non - Interest Bearing
$178,631
24.47%
MMDA
$111,921
15.33%
Savings & Clubs
$129,992
17.80%
Interest Bearing
Checking
$202,536
27.74%
Non-interest Bearing
Interest-bearing Checking
Savings & Clubs
MMDA
CDs

Net Interest Margin


Net Interest Margin
3.90%
3.80%
3.70%
3.60%
3.50%
3.40%
3.30%
3.20%

	2013	2014	2015	2016	2017
FDBC	3.80%	3.75%	3.70%	3.72%	3.70%
Peer	3.57%	3.55%	3.49%	3.45%	3.52%

Peer Source: SNL Financial
Mid- Atlantic: DE, DC, MD, NJ, NY, PA Banks
$500 Million to $2 Billion in Assets

Wealth Management Revenue



$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$1,188,678
$1,218,737
$1,243,338
$1,307,406
$1,636,403

	2013	2014	2015	2016	2017
Trust	$630,358	$674,174	$739,330	$721,447	$1,040,563
Financial Services	$558,320	$544,563	$504,008	$585,959	$595,840

Return on Average Assets



1.20%
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%

	2013	2014	2015	2016	2017
FDBC	1.15%	0.96%	1.00%	1.02%	1.03%
Peer	0.73%	0.87%	0.80%	0.82%	0.71%

Peer Source: SNL Financial
Mid- Atlantic: DE, DC, MD, NJ, NY, PA Banks
$500 Million to $2 Billion in Assets

Return on Average Equity



14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%

	2013	2014	2015	2016	2017
FDBC	11.70%	9.12%	9.55%	9.64%	10.34%
Peer	7.65%	8.88%	8.34%	8.20%	7.01%

Peer Source: SNL Financial
Mid- Atlantic: DE, DC, MD, NJ, NY, PA Banks
$500 Million to $2 Billion in Assets

Capital Ratios


Tier 1 Risk-Based Ratio
13.89%
13.97%
13.71%
13.62%
13.70%
2013
2014
2015
2016
2017


Leverage Ratio
10.32%
10.03%
10.18%
10.32%
9.91%
2013
2014
2015
2016
2017


Total Risk-Based Ratio
15.18%
15.25%
14.99%
14.90%
14.95%
2013
2014
2015
2016
2017

Fidelity BANK



Total Return Performance
Index Value
400
350
300
250
200
150
100
50
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17
Fidelity D & D Bancorp, Inc.
NASDAQ Composite Index
SNL Bank Pink > $500M Index

	Period Ending					
Index	**12/31/12**	**12/31/13**	**12/31/14**	**12/31/15**	**12/31/16**	**12/31/17**
Fidelity D & D Bancorp, Inc.	100.00	135.01	174.69	188.83	205.09	385.33
NASDAQ Composite Index	100.00	140.12	160.78	171.97	187.22	242.71
SNL Bank Pink > $500M Index	100.00	121.54	142.47	158.06	184.29	230.18

Strategic Initiatives

Deliver Relationship Banking



The Fidelity Bank Sales Culture

- Based on a genuine relationship
- Meets and exceeds client and prospect expectations
- A proactive sales process that delivers results

What is important to individuals, families and local businesses needs to be what is important to us.

Continue to build a team of trusted advisors



To win more business by deepening the relationship with existing clients and bringing new clients to Fidelity Bank

Market Expansion


LACKAWANNA CO.
PECKVILLE
DUNMORE
CLARKS SUMMIT
SCRANTON
MOOSIC
LUZERNE CO.
DALLAS
PITTSTON
KINGSTON
MOUNTAIN TOP
SCHUYLKILL CO.
MINERSVILLE

Mountain Top


Mountain Top
Nanticoke
Nuangola
Nescopeck State Park

Dallas


Back Mountain
Dallas
Misericordia University
Shavertown

Digital Bank

Business Mobiliti


Fidelity BANK
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Member FDIC
Online Banking
Mobile Banking
Web Bill Pay
Tablet Banking

- Online applications for consumer deposits, loans and mortgages
- Mobile app for business and consumers



WEALTH MANAGEMENT DIVISION



- Locally-based Wealth Management Division.
  - Trust Service
  - Retail Brokerage and Investment Management

- Team is comprised of 9 professionals.
- Begin External Branding
- Continue to Build out the Team – Talent Acquisition
- Disciplined Acquisitions

Russell 2000 Index

- May 11, 2018 – Market Snapshot date for price and share data
- June 9, 2018 - Preliminary list of Reconstitution changes released
- June 15, 2018 – Update to preliminary list of Reconstitution changes released
- June 22, 2018 – Reconstitution changes final after the close of the U.S. market
- Estimated Market Capitalization to Enter - $154M

Financial Information

Performance 1st Quarter of 2018

Key Financial Data

	1st Q 2018	1st Q 2017	% change
Net Income ($000)	$2,528	$1,980	28%
Net Income Pre-Tax ($000)	$3,034	$2,661	14%
EPS (diluted)	$0.67	$0.53	26%
ROAA	1.17%	0.99%	
ROAE	11.75%	9.85%	
FDBC Price*	$49.05	$27.74	77%
Book Value	$23.32	$22.18	5%
Price/Earnings	19.76x	12.68x	
Price/Book Value	2.10x	1.25x	
Dividend Per Share	$0.24	$0.20	20%
Market Capitalization	$186 Million	$102 Million	83%

* - 10 Trading day average closing price prior to period end.

Market Data – March 31, 2018

- 3,751,480 Shares Outstanding
- 1,842 Shares Average Daily Volume
- $49.23 Closing Market Price on 3/31/18
- 2.1x Price to Book Value
- $186 Million Market Capitalization
- $0.24 per Share Dividend
- 1.85% Dividend Yield

Thank
You!

Fidelity BANK


Fidelity BANK

HEADQUARTERS:
101 North Blakely Street, Dunmore, PA

LEADERSHIP:
Daniel J. Santaniello
President
and Chief Executive Officer

Timothy O'Brien
Senior Executive Vice President
and Chief Lending Officer

Salvatore R. DeFrancesco, Jr.
Executive Vice President
and Chief Financial Officer

Michael J. Pacyna, Jr.
Executive Vice President
and Chief Business Development Officer

Eugene J. Walsh
Executive Vice President
and Chief Operating Officer

Joann Marsili
Senior Vice President,
Marketing and Sales Director

William P. McAndrew
Senior Vice President
and LPL Financial Advisor

Mary T. McNichols
Senior Vice President
and Human Resources Director

LOCATIONS:
10 Offices in Lackawanna and
Luzerne Counties
Wealth Management Offices in
Lackawanna and Schuylkill Counties

ATMS: 27
VALUED EMPLOYEES: 185

Fidelity Bank has built a strong history as a locally owned and operated community bank serving the individuals, families and businesses of our area for over 115 years. Ten offices are located throughout Lackawanna and Luzerne Counties along with the Fidelity Bank Wealth Management Minersville Office, in Schuylkill County. A full-service Customer Care Center serves as a virtual branch, accepting and assisting those clients who prefer to open accounts and transact business via telephone, chat or online. Additionally, Fidelity Bank offers full-service Trust & Investment Departments, a Mortgage Center, and an array of personal and business banking products and services.

We're continuing our mission of serving our area as trusted financial advisor and exceeding client expectations through a unique banking experience. That experience differentiates the Fidelity Bank brand from all others, whether in person, online or from a mobile device. Even as we constantly strive to deliver the best in banking, one thing has never changed - our commitment to Northeastern Pennsylvania. The Bank provides 24 hours, 7 days a week service to customers through branch offices, online at www.bankatfidelity.com, and through the Customer Care Center at 1-800-388-4380.

BEST BANK

FOR OUR BANKERS TO WORK, OUR CLIENTS TO BANK, OUR SHAREHOLDERS TO INVEST, AND OUR COMMUNITY TO PROSPER

- Awarded 5 Star "Superior" rating from independent industry watchdog, Bauer Financial, for 4th consecutive year
- Recognized "Top 200 of 900 Community Banks in the U.S." for 4 years in a row by the American Bankers' Association
- Ranked #1 community bank mortgage lender in Northeastern Pennsylvania* for 7th consecutive year
- Voted The Times Tribune's 2017 Readers' Choice for "Best Bank"
- Voted The Times Tribune's 2016 Readers' Choice for "Best Mortgage Lender"

A RECORD YEAR - 2017

- Generated net income of $8.7 million, or $2.35 per share
- Increased net interest income by $2.7 million
- Led Northeastern Pennsylvania market by originating more than 3,600 loans, totaling over $240 million
- Achieved a record year-end level of loans in excess of $640 million
- Achieved a record year-end level of deposits with an increase by $47.3 million, or 7.2% when compared to 2016
- Set record level non-interest income totaling $8.4 million, or a 4.5% increase over 2016
- Increased the total market capitalization by 75% to $155.1 million from $88.6 million in 2016

*Based on peer community bank and HMDA data

BEST BANK FOR CLIENTS TO BANK - 2017

- Increased new online deposit account openings and new loans by over 112% by investing in enhanced retail and business online and mobile banking applications
- Originated more residential mortgage loans in Northeastern Pennsylvania than any other financial institution for the last 7 years providing almost $407 million in mortgage financing to over 2,225 homeowners
- Lent over $62.2 million to 333 local families to help finance their homes
- Originated 376 business loans totaling $104.6 million, to help local communities to thrive and prosper

BEST BANK FOR SHAREHOLDERS TO INVEST - 2017

- Increased shareholders' equity 8.4% for total of $87.4 million
- Completed a three for two stock split on September 28, 2017, effected in the form of a 50% stock dividend
- Listed stock for the first time on Nasdaq Global Market Exchange on October 6, 2017
- Declared a bonus dividend in the 4th quarter - marking the 5th consecutive year for a 4th quarter bonus dividend
- Returned more capital to the shareholders than the previous year for the 4th consecutive year

BEST BANK FOR THE COMMUNITY TO PROSPER -2017

- Donated over $600,000 in philanthropic contributions to the community for scholarship programs, educational improvement initiatives at local schools, colleges, and universities, and non-profit organizations
- Contributed over 1,600 volunteer hours to help a countless number of Lackawanna and Luzerne county non-profit organizations and community organizations

SOME OF THE DONATIONS AND IN-KIND SUPPORT INCLUDE:

- Abington Community Library
- Abington Heights Educational Improvement Organization, Inc.
- Allied Services
- American Red Cross
- Boys & Girls Clubs
- Boy Scouts of NEPA
- Broadway Theater League
- Children's Advocacy Center
- Congregation of the Sisters of the IHM
- Diocese of Scranton
- Dress for Success
- Employment Opportunity & Training Center (EOTC) of NEPA
- Family to Family
- Friendship House
- Greater Pittston YMCA
- Greater Scranton YMCA
- Jewish Community Center of Scranton
- Johnson College
- Junior Achievement of NEPA
- Lackawanna College
- Lackawanna Co. Veterans Treatment Court
- Lackawanna Heritage Valley Authority
- Leadership Lackawanna
- Luzerne County Community College
- Luzerne County Fair
- Marley's Mission
- Marywood University
- Meals on Wheels
- NeighborWorks
- NativityMiguel School of Scranton
- Penn State University -Worthington
- St. Francis Soup Kitchen
- St. Joseph's Center
- Scranton Cultural Center
- Scranton Jazz Festival
- Susan G. Komen - NEPA Affiliate
- Scranton Lackawanna Resource Development Corporation
- Skills in Scranton
- The Commonwealth Medical College
- The Dallas Foundation
- United Way
- United Neighborhoods
- University of Success at the University of Scranton
- Wilkes-Barre/ Scranton Int. Airport
- Women's Resource Center
- WVIA
- Wyoming Seminary
- Wyoming Valley Montessori School